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                                                                    Exhibit 10.5


                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Ule #19 Lode Mining Claim in the following quarter sections(s):

NE   1/4,    Section    11     Township 1N,        Range 32E,       MDB7M
NW   1/4,    Section           Township 1N,        Range 32E,       MDB&M
SE   1/4,    Section    2      Township 1N,        Range 32E,       MDB&M
SW   1/4,    Section           Township 1N,        Range 32E,       MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an South direction and 25 feet in an North direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the South to the North.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         Location          Markings                Description
         --------          --------                -----------

No. 1 Northeast corner     diagram, metal tag      2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag      2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag      2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag      2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

               RECEIVED                   DESERT PACIFIC EXPLORATION INC.
        Bur. Of Land Management
          9:00 A.M.  JAN 24 97            BY: /s/ Herb Duerr
          NEVADA STATE OFFICE                 Herb Duerr, President
            RENO, NEVADA